Janus Investment Fund

Janus Henderson Absolute Return Income Opportunities Fund*

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Janus Henderson Balanced Fund

Janus Henderson Contrarian Fund

Janus Henderson Developed World Bond Fund

Janus Henderson Flexible Bond Fund

Janus Henderson Enterprise Fund

Janus Henderson European Focus Fund

Janus Henderson Forty Fund

Janus Henderson Global Allocation Fund – Conservative

Janus Henderson Global Allocation Fund – Growth

Janus Henderson Global Allocation Fund – Moderate

Janus Henderson Global Equity Income Fund

Janus Henderson Global Life Sciences Fund

Janus Henderson Global Real Estate Fund

Janus Henderson Global Research Fund

Janus Henderson Global Select Fund

Janus Henderson Global Sustainable Equity Fund

Janus Henderson Global Technology and Innovation Fund

Janus Henderson Government Money Market Fund

Janus Henderson Growth and Income Fund

Janus Henderson High-Yield Fund

Janus Henderson International Dividend Fund

Janus Henderson Mid Cap Value Fund

Janus Henderson Money Market Fund

Janus Henderson Multi-Sector Income Fund

Janus Henderson Overseas Fund

Janus Henderson Research Fund

Janus Henderson Short Duration Flexible Bond Fund

Janus Henderson Small Cap Value Fund

Janus Henderson Small-Mid Cap Value Fund

Janus Henderson Triton Fund

Janus Henderson U.S. Dividend Income Fund

Janus Henderson Venture Fund

*	Effective on or about March 4, 2026, Janus Henderson Absolute Return Income Opportunities Fund will be renamed Janus Henderson Low Duration Multi-Sector Income Fund.

(collectively, the “Funds”)

Supplement dated February 17, 2026

to Currently Effective Prospectuses

and Statements of Additional Information

Approval of New Investment Advisory Agreements

As previously announced, on December 22, 2025, Janus Henderson Group plc (“Janus Henderson”), the parent of the Funds’ investment adviser, Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”) announced that they have entered into a definitive agreement under which Janus Henderson will be acquired by Trian and General Catalyst (the “Transaction”). The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson’s shareholders.

The closing of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the investment advisory agreement between each Fund and Janus Henderson Investors US LLC (the “Adviser”). As a result, the closing of the Transaction will cause such investment advisory agreements to terminate automatically in accordance with their respective terms.

On February 11, 2026, the Board of Trustees of the Funds (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between each Fund and the Adviser in order to permit the Adviser to continue to provide advisory services to each Fund following the closing of the Transaction. Each new investment advisory agreement will have substantially identical terms as the corresponding current investment advisory agreement.

Interim Investment Advisory Agreements

On February 11, 2026, the Board of Trustees also approved interim investment advisory agreements between each Fund and the Adviser. In the event shareholders of a Fund do not approve the new investment advisory agreement prior to the closing of the Transaction, an interim investment advisory agreement will take effect with respect to such Fund upon the closing of the Transaction. Such interim investment advisory agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement. Compensation earned by the Adviser under an interim investment advisory agreement will be held in an interest-bearing escrow account and will be paid to the Adviser if shareholders approve the corresponding new investment advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement are substantially identical to those of the corresponding current investment advisory agreement.

***

Shareholders of record of a Fund as of Thursday, February 12, 2026, are expected to receive a Notice of Internet Availability of Proxy Materials or proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about Monday, May 18, 2026.

Please retain this Supplement with your records.

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